Exhibit 99.4

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed combined financial statements are presented to illustrate the effect on the historical financial position and operating results as a result of the acquisitions by Orion of all of the issued and outstanding capital stock of Rand Medical Billing, Inc. ("Rand") and On Line Alternatives, Inc. ("OLA") and On Line Payroll Services, Inc. ("OLP") (collectively, "OLA/OLP"). The unaudited pro forma condensed combined financial statements also give effect to the Private Placement Agreements with Phoenix Life Insurance Company and Brantley Partners IV, L.P. ("Brantley IV"), the conversion of the Brantley IV convertible notes into common stock and the conversion of all of the Class B and Class C Common Stock into Class A Common Stock. The following two unaudited pro forma condensed combined statements of earnings are presented using Orion's, Rand's and OLA/OLP's results for the year ended December 31, 2005 and the nine months ended September 30, 2006. The following unaudited pro forma condensed combined balance sheet is presented using Orion's, Rand's and OLA/OLP's condition as of September 30, 2006. The OLA/OLP pro forma adjustments are combined for purposes of the unaudited pro forma condensed combined financial statements because the acquisitions are contemplated on a combined basis as one purchase transaction, and OLA/OLP are under common ownership and showing the pro forma adjustments on a combined basis instead of separately would be consistent with the contemplated transaction.

         The Rand and OLA/OLP acquisitions will be accounted for as a "purchase" in accordance with generally accepted accounting principles. The pro forma adjustments were applied to the respective historical financial statements to reflect and account for each acquisition using the purchase method of accounting. Accordingly, the total purchase costs were allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The unaudited pro forma condensed combined balance sheet is presented as if the acquisitions and other transactions contemplated thereby had occurred on September 30, 2006. The unaudited pro form condensed combined statements of earnings assumes that the acquisitions and the other transactions contemplated thereby had occurred on January 1, 2005. The pro forma adjustments are based on the information and assumptions available and considered reasonable at the time of this filing.

         A final determination of the required purchase accounting adjustments will be made after the completion of the transactions. In management's opinion, the unaudited pro forma condensed combined financial information reflected herein is not expected to differ materially from the final amounts. The actual financial position and results of operations may differ, perhaps significantly, from the pro forma amounts reflected herein because of additional information, changes in value that are not currently identified and operating results between the dates of the pro forma information and the date on which the acquisitions and other transactions contemplated herein actually take place.

         The unaudited pro forma condensed combined financial information is based upon the financial condition and operating results of Orion, Rand and OLA/OLP during periods when the businesses were under separate management and control. Therefore, the information presented may not be indicative of the results that would have actually occurred had the acquisitions been consummated as of the respective periods presented, nor is it indicative of future financial or operating results. Orion may also expect to incur integration related expenses as a result of the acquisitions. The unaudited pro forma condensed combined financial information and related notes should be read along with:

     (i) the Annual Report on Form 10-KSB/A of Orion HealthCorp, Inc. for the fiscal year ended December 31, 2005;

     (ii) the Quarterly Report on Form 10-QSB of Orion HealthCorp, Inc. for the quarter ended September 30, 2006;

     (iii) the historical financial statements, including the related notes thereof, of Rand Medical Billing, Inc. included in this filing and in the proxy statement on Form DEF 14A filed on November 9, 2006;

     (iv) the historical financial statements, including the related notes thereof, of On Line Alternatives, Inc. included in this filing and in the proxy statement on Form DEF 14A filed on November 9, 2006;

     (v) the historical financial statements, including the related notes thereof, of On Line Payroll Services, Inc. included in this filing and in the proxy statement on Form DEF 14A filed on November 9, 2006;


              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            As of September 30, 2006

                            (A)         (B)         (C)         (D)       (E)             (F)            (G)             (H)



                          Orion       Rand       On Line      On Line
                         HealthCorp, Medical   Alternatives, Payroll
                            Inc.     Billing,     Inc.       Services,                                         (A) + (B) + (C) + (D)
                             as        Inc.        as         Inc.     Orion           Rand             OLA/OLP   + (E) + (F) + (G)
                         as reported  reported  as reported   reported  Pro Forma        Pro Forma      Pro Forma         Pro Forma
                         30-Sep-06   30-Sep-06   30-Sep-06   30-Sep-06  Adjustments     Adjustments    Adjustments        Combined
                        ------------ --------- ------------- ---------- -----------     -----------    -----------    --------------

 Current assets
                                                                         (680,426)(j)
                                                                       (1,008,282)(g)
                                                                        4,500,000 (g)
                                                                        3,350,000 (f)
                                                                        4,650,000 (e)   (200,000)(h)   (104,340)(i)
   Cash and cash
    equivalents             100,795   100,000        67,492    46,848 $  (482,435)(a) (7,200,000)(h) (2,401,943)(i)          737,709
   Cash in escrow                                                                        200,000 (h)                         200,000
   Accounts receivable,
    net                   2,745,039   668,528       174,010     7,550                                                      3,595,127
   Inventory                282,202         -             -         -                                                        282,202
   Prepaid expenses and
    other current assets    732,970    34,135         1,343         -                                                        768,448
                        ------------ --------- ------------- ---------------------    -----------    ------------- -----------------
  Total current assets    3,861,006   802,663       242,845    54,398  10,328,857     (7,200,000)    (2,506,283)           5,583,486
                        ------------ --------- ------------- ---------------------    -----------    ------------- -----------------

 Property and equipment,
  net                       620,173   121,207       117,169    14,950                                                        873,499
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------

 Other long-term assets
   Intangible assets,
    excluding goodwill   12,742,510         -             -         -                  3,435,609 (h)  1,686,578 (i)       17,864,697

                                                                                                        901,149 (i)
   Goodwill               2,490,695         -             -   197,082                  4,795,110 (h)   (197,082)(i)        8,186,954
   Other assets, net         62,643        25             -         -   1,647,422 (j)                                      1,710,089
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------
  Total other long-term
   assets                15,295,848        25             -   197,082   1,647,422      8,230,719      2,390,645           27,761,741
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------
   Total assets          19,777,027   923,895       360,014   266,430  11,976,279      1,030,719       (115,638)          34,218,726
                        ============ ========= ============= =====================    ===========    ===========    ================

 Current liabilities
                                                                          966,996 (j)
   Accounts payable and
    accrued expenses      5,843,410   307,823       103,844     9,755    (174,025)(d)    703,286  (h)   189,018  (i)       7,950,107
   Other current
    liabilities                   -         -         8,477     1,318                                                          9,795
   Current portion of
    capital lease
    obligation               92,397     9,351             -         -                                                        101,748
                                                                           70,000 (k)
                                                                       (1,015,089)(k)
                                                                          315,000 (g)
                                                                       (1,008,282)(g)
   Current portion of
    long-term debt        3,491,527         -             -         -  (1,250,000)(d)                    75,000 (i)          678,156
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------
  Total current
   liabilities            9,427,334   317,174       112,321    11,073  (2,095,400)       703,286        264,018            8,739,806
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------

 Long-term liabilities
   Capital lease
    obligation, net of
    current portion         145,374     8,490             -         -                                                        153,864
                                                                        2,680,000 (k)
                                                                       (2,081,045)(k)
                                                                        4,185,000 (g)
                                                                         (277,356)(f)
   Long-term debt, net
    of current portion    3,795,381         -             -         -   3,350,000 (f)                                     11,651,980
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------
  Total long-term
   liabilities            3,940,755     8,490             -         -   7,856,599              -              -           11,805,844
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------

Stockholder's equity
                                                                            1,366 (d)
                                                                           13,866 (c)      3,315 (h)
   Common stock, Class A     12,788     1,000         6,265     1,000      48,906 (b)     (1,000)(h)     (7,265)(i)           80,241

                                                                           (8,725)(b)
   Common stock, Class B     10,448         -             -         -      (1,723)(a)                                              -

   Common stock, Class C      1,438         -             -         -      (1,438)(c)                                              -

   Common stock, Class D                                                   18,619 (e)                                         18,619

                                                                          277,356 (f)
                                                                        4,631,381 (e)
                                                                        1,422,659 (d)
                                                                          (12,428)(c)
                                            -                             (40,181)(b)
   Additional paid-in
    capital              57,075,010         -                       -    (480,712)(a)    922,349 (h)    123,394 (i)       63,918,828

   Retained
    earnings(accumulated
    deficit)            (50,652,428)  597,231       241,428   254,357     346,134 (k)   (597,231)(h)   (495,785)(i)     (50,306,294)
   Treasury stock           (38,318)        -             -         -                                                       (38,318)
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------
  Total stockholders'
   equity                 6,408,938   598,231       247,693   255,357   6,215,080        327,433       (379,656)          13,673,076
                        ------------ --------- ------------- ---------------------    -----------    -----------    ----------------
   Total liabilities and
    stockholders' equity 19,777,027   923,895       360,014   266,430  11,976,279      1,030,719       (115,638)          34,218,726
                        ============ ========= ============= =====================    ===========    ===========    ================

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(a) To record the repurchase and retirement of 1,722,983 shares of the Company's Class B Common Stock.

       In connection with the 2004 Mergers, the Company issued 11,482,260 shares of Class B Common Stock, which is convertible into shares of Class A Common Stock. Holders of shares of Class B Common Stock have the option to convert their shares of Class B Common Stock into Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed to yield one share of Class A Common Stock per share of Class B Common Stock converted, plus such additional shares of Class A Common Stock, or portions thereof, necessary to approximate the unpaid portion of the return of the original purchase price for the Class B Common Stock and a nine percent
       (9%) return on the original purchase price for the Class B Common Stock without compounding, from the date of issuance through the date of conversion. In addition, the conversion ratio of the Class B Common Stock fluctuates based on the market price of the Class A Common Stock. A decline in the price of Class A Common Stock will increase the Class B Common Stock conversion ratio because the multiplier for calculating the conversion ratio increases as the stock price used in its denominator increases.


       The Company reached an agreement with a Class B shareholder to purchase, at the closing of the private placement transactions, that shareholder's 1,722,983 shares of Class B Common Stock at a price of $0.28 per share, which represents the average of the closing price of the Company's Class A Common Stock for the five days prior to August 28, 2006.

       The calculation of the purchase price is as follows:


Number of shares of Class B Common Stock to be repurchased                                           1,722,983
Average closing stock price of the Company's Class A Common Stock for the five days prior to August
 28, 2006                                                                                           $     0.28
                                                                                                    -----------
Total purchase price                                                                                $  482,435
                                                                                                    ===========

To record the repurchase and retirement of the Class B Common Stock as of September 30, 2006:

Par value of Class B Common Stock repurchased - 1,722,983 shares - $0.001 par value                            $   1,723
Total purchase price                                                                                             482,435
                                                                                                               ----------
Adjustment to additional paid-in capital                                                                       $(480,712)
                                                                                                               ==========


(b)  To record the conversion of Class B Common Stock to Class A Common Stock.

     Between December 15, 2004 and November 30, 2006, 1,033,790 shares of Class B Common Stock have been converted into 2,613,671 shares of Class A Common Stock. Additionally, as detailed in note (a), above, the Company has agreed to repurchase 1,722,983 shares of its Class B Common Stock.

     After considering  the  aforementioned  share  repurchase,   the  remaining
     8,725,487 shares of Class B Common Stock will be converted concurrent with the closing of the proposed new private placement, which is more fully described in note (e), below.

     The calculation of the conversion factor to convert the Class B Common Stock to Class A Common Stock, assuming a conversion date of September 30, 2006 is as follows:

                         Number of days held                  654
              divided by Number of days in year               365
                                                   ---------------
                                                      1.791780822
           multiplied by Dividend rate                          9%
                                                   ---------------
                                                      0.161260274
           multiplied by Original Class B price per
                          share                             $1.15
                                                   ---------------
                                                      0.185449315
                    plus Original Class B price per
                          share                             $1.15
                                                   ---------------
                                                            $1.34
              divided by Closing stock price on
                          conversion date                   $0.29
                                                   ---------------
                                                   4.604997638167
                    plus Original Class B
                          conversion constant                1.00
                                                   ---------------
                  equals Class B conversion factor 5.604997638167
                                                   ===============

To record the conversion of Class B Common Stock to Class A Common Stock as of
 September 30, 2006:

Par value of Class B Common Stock converted - 8,725,487 shares -
 $0.001 par value                                                         $8,725

Shares of Class B Common Stock outstanding as of
 September 30, 2006                                     8,725,487
           multiplied by Class B conversion factor 5.604997638167
                                                   ---------------
Number of shares of Class A Common Stock issuable
 upon conversion of Class B Common Stock               48,906,334
           multiplied by Par value of Class A
                          Common Stock                     $0.001         48,906
                                                   -----------------------------
Adjustment to additional paid-in capital                               $(40,181)
                                                                  ==============


Assuming a measurement date of November 30, 2006, there would be 67,742,350 shares of Class A Common Stock issuable upon the conversion of 8,725,487 shares of Class B Common Stock.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(c)    To record the conversion of Class C Common Stock to Class A Common Stock.

       In connection with the 2004 Mergers, the Company issued 1,575,760 shares of Class C Common Stock. Holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock into shares of Class A Common Stock at any time based on a conversion factor in effect at the time of the transaction. The conversion factor is designed initially to yield one share of Class A Common Stock per share of Class C Common Stock converted, with the number of shares of Class A Common Stock reducing to the extent that distributions are paid on the Class C Common Stock. The conversion factor is calculated as (i) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (ii) $3.30. The initial conversion factor was one (one share of Class C Common Stock converts into one share of Class A Common Stock) and is subject to adjustment as discussed below. If the fair market value used in determining the conversion factor for the Cl affecting Class A Common Stock), holders of shares of Class C Common Stock have the option to convert their shares of Class C Common Stock (within 10 days of receipt of notice of the conversion of the Class B Common Stock) into a number of shares of Class A Common Stock equal to
       (i) the amount by which $3.30 exceeds the aggregate distributions made with respect to a share of Class C Common Stock divided by (ii) the fair market value used in determining the conversion factor for the Class B Common Stock (the "Anti-Dilution Option"). The aggregate number of shares of Class C Common Stock so converted by any holder shall not exceed a number equal to (a) the number of shares of Class C Common Stock held by such holder immediately prior to such conversion plus the number of shares of Class C Common Stock previously converted in Class A Common Stock by such holder multiplied by (b) a fraction, the numerator of which is the number of shares of Class B Common Stock converted at the lower price and the denominator of which is the aggregate number of shares of Class B Common Stock issued at the closing of the 2004 Mergers.

       Between December 15, 2004 and November 30, 2006 138,188 shares of Class C Common Stock have been converted into 660,537 shares of Class A Common Stock.

       The remaining 1,437,572 shares of Class C Common Stock were converted concurrent with the closing of the proposed new private placement, which is more fully described in note (e), below.

       The calculation of the conversion factor to convert the Class C Common Stock to Class A Common Stock, assuming a conversion date of September 30, 2006 is as follows:

                         Class C base price                  $3.30
              divided by Closing stock price on
                          conversion date                    $0.29
                                                   ----------------
                  equals Class C conversion factor 11.379310344828
                                                   ================

To record the conversion of Class C Common Stock to Class A Common Stock as of September 30, 2006:


Par value of Class C Common Stock converted - 1,437,572 shares -
 $0.001 par value                                                                       $1,438

Shares of Class C Common Stock originally issued on
 December 15, 2004                                       1,575,760
           multiplied by Percentage of Class B
                          Common Stock assumed to
                          convert as of the closing
                          of the private placement  0.759910244151
                                                   ----------------
Shares of Class C Common Stock converted based on
 the Anti-Dilution Option                                1,197,436
           multiplied by Class C conversion factor 11.379310344828
                                                   ----------------
Number of shares of Class A Common Stock issuable
 upon conversion of Class C Common Stock                13,625,998
Number of shares of Class C Common Stock remaining
 after the Anti-Dilution Option, each to be
 converted into one share of Class A Common Stock          240,136
                                                   ----------------
Total number of shares of Class A Common Stock
 issuable upon conversion of Class C Common Stock       13,866,134
           multiplied by Par value of Class A
                          Common Stock                      $0.001                      13,866
                                                   --------------------------------------------
Adjustment to additional paid-in capital                                              $(12,428)
                                                                   ============================

Assuming a measurement date of November 30, 2006, there would be 20,019,619 shares of Class A Common Stock issuable upon the conversion of 1,437,572 shares of Class C Common Stock.

(d) To record the conversion of the Brantley IV convertible promissory notes into Class A Common Stock.

    In March and April 2005, the Company borrowed an aggregate of $1,250,000 from Brantley IV. Among other provisions, the promissory notes governing these borrowings provided for the conversion of the principal balance of the promissory notes, plus accrued interest through the conversion date, into Class A Common Stock at a price per share equal to $1.042825. As part of the private placement more fully described in note (e), below, Brantley IV will convert the promissory notes into Class A Common Stock.

    The calculation of the conversion of the Brantley IV convertible promissory notes into Class A Common Stock, assuming a conversion date of September 30, 2006 is as follows:


   Principal amount of convertible promissory notes    $1,250,000
   Accrued interest on convertible promissory notes       174,025
                                                   ---------------
Total principal and
 interest                                              $1,424,025
              divided by conversion price per share     $1.042825
                                                   ---------------
Number of shares of Class A Common Stock issuable
 upon conversion of the Brantley IV convertible
 promissory notes                                       1,365,546
                                                   ===============

To record the conversion of the Brantley IV convertible promissory notes to Class A Common Stock as of September 30, 2006:

Total principal and interest of the Brantley IV convertible
 promissory notes                                                     $1,424,025

Number of shares of Class A Common Stock issuable
 upon conversion of the Brantley IV convertible
 promissory notes                                       1,365,546
           multiplied by Par value of Class A
                          Common Stock                     $0.001          1,366
                                                   -----------------------------
Adjustment to additional paid-in capital                              $1,422,659
                                                                  ==============


Assuming a measurement date of November 30, 2006, there would be 1,383,825 shares of Class A Common Stock issuable upon the conversion of the Brantley IV convertible promissory notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(e) To record the private placement with Phoenix Life Insurance Company and Brantley Partners IV, L.P.

    Represents the investment by Phoenix and Brantley IV of cash in exchange for the Company's Class D Common Stock. Phoenix will receive the number of shares of Class D Common Stock representing 12.5% of the outstanding Class A Common Stock on a fully-converted basis as of the close of business of the business day that immediately precedes the closing of the private placement in exchange for cash of $3,000,000. Brantley IV will receive the number of shares of Class D Common Stock representing 6.875% of the outstanding Class A Common Stock on a fully-converted basis as of the close of business of the business day that immediately precedes the closing of the private placement in exchange for cash of $1,650,000.

    The fully-converted Class A Common Stock represents the sum of (i) the then-outstanding shares of Class A Common Stock, (ii) the number of shares of Class A Common Stock into which the then-outstanding shares of the Class B Common Stock are convertible, (iii) the number of shares of Class A Common Stock into which the then-outstanding shares of the Class C Common Stock are convertible, (iv) the number of shares of Class A Common Stock into which the Brantley IV convertible promissory notes are convertible, (v) the number of shares of Class A Common Stock into which the Class D Common Stock to be issued as part of the private placement would be convertible, assuming that such shares were issued as of such date. (Each share of Class D Common Stock is initially convertible into one share of Class A Common Stock.) and (vi) the number of shares of Class A Common Stock issuable upon the exercise of the then-outstanding "in-the-money" options, warrants and restricted stock units.

    For the purposes of the private placement, the number of shares of Class D Common Stock to be issued to Phoenix and Brantley IV would be calculated as follows as of September 30, 2006 and the measurement date of November 30, 2006 , respectively:

                                                                                         September 30,    November 30,
                                                                                              2006             2006
                                                                                        ---------------- ----------------

Class A Common Stock outstanding                                                             12,788,776       12,913,776
Number of shares of Class A Common Stock issuable upon conversion of Class B Common
 Stock (See note (b))                                                                        48,906,334       67,742,350
Number of shares of Class A Common Stock issuable upon conversion of Class C Common
 Stock (See note (c))                                                                        13,866,134       20,019,619
Number of shares of Class A Common Stock issuable upon conversion of the Brantley IV
 convertible promissory notes (See note (d))                                                  1,365,546        1,383,825
                                                                                        ---------------- ----------------
Total number of shares of fully-converted Class A Common Stock outstanding, post-private
 placement                                                                                   76,926,790      102,059,570
Number of shares of Class A Common Stock issuable upon conversion of "in-the-money"
 options, warrants and restricted stock units                                                   553,500          553,500
                                                                                        ---------------- ----------------
Total number of shares of fully-converted and "in-the-money" diluted Class A Common
 Stock outstanding just prior to the private placement                                       77,480,290      102,613,070
 divided  the percentage of the Company, post-private placement, not owned by Phoenix
       by  and Brantley IV                                                                       80.625%          80.625%
                                                                                        ---------------- ----------------
Total number of shares of fully-converted and "in-the-money" diluted Common Stock
 outstanding just prior to the private placement                                             96,099,584      127,272,024
multipled the percentage of the Company, post-private placement, owned by Phoenix and
       by  Brantley IV                                                                           19.375%          19.375%
                                                                                        ---------------- ----------------
Number of shares of Class D Common Stock issuable for the private placement                  18,619,294       24,658,955
                                                                                        ================ ================

The allocation of the private placement between Class D Common Stock and additional paid-in capital as of September 30, 2006 and the measurement date of November 30, 2006, respectively would be as follows:

                                                                                           September 30,  November 30,
                                                                                                2006           2006
                                                                                           ------------- ---------------

 Class D Common Stock, par value $0.001                                                          18,619          24,659
 Additional paid-in capital                                                                   4,631,381       4,625,341
                                                                                           ------------- ---------------
 Total investment                                                                          $  4,650,000  $    4,650,000
                                                                                           ============= ===============

(f) To record the senior subordinated unsecured promissory note issued by the Company to Phoenix Life Insurance Company.

     Represents the execution of a note purchase agreement between the Company and Phoenix, under which Phoenix agrees to purchase a five-year 14% senior subordinated unsecured promissory note from the Company in the amount of $3,350,000 at the closing of the private placement. Phoenix will also receive warrants to purchase 1.117% of the Company's outstanding fully-converted Class A Common Stock, which is defined in note (e), above.

     Pursuant to APB Opinion No. 14, "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants (as amended)," the Company is required to allocate the proceeds from the sale of debt with stock purchase warrants to the two elements for accounting purposes. Since the fair value of the Phoenix notes without the warrant is not readily known, we used the Black-Scholes model to calculate the relative fair value of the warrants to be $277,356 as of the measurement date of November 30, 2006.

     Using the calculated fair value of the warrants, the amount of proceeds to be allocated to the Phoenix note and warrant would be as follows:

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

 Total cash received                                                                                         $3,350,000
 Less: Amount allocated to the warrant                                                                         (277,356)
                                                                                                             -----------
 Balance allocated to the Phoenix note                                                                       $3,072,644
                                                                                                             ===========

In this situation, the Phoenix note is considered to be sold at a discount and the transaction is recorded as follows:

                                                                                                      Debit     Credit
                                                                                                    --------- -----------
 Cash                                                                                               3,350,000
 Discount on notes payable                                                                            277,356
           Notes payable                                                                                      3,350,000
           Additional paid-in capital                                                                           277,356

The discount on notes payable is a contra-liability account and will be amortized to interest expense over the life of the Phoenix note.

(g)  To record the refinancing of the Company's senior indebtedness.

     Represents the refinancing of the Company's senior indebtedness currently held by CIT Healthcare, LLC ("CIT") with debt facilities from Wells Fargo Foothill, LLC, proceeds from which will be used to partially finance the acquisitions of two billing companies and for general working capital purposes.

                        New term loan, 4 year
                         amortization                 $4,500,000
                        New revolving line of
                         credit, $2,000,000
                         commitment, unfunded at
                         closing                               -
                                                  ---------------
                           Proceeds from
                            refinancing                4,500,000
                        Less: Payoff of existing
                         line of credit held by
                         CIT (balance at 9/30/06)     (1,008,282)
                                                  ---------------
                           Net proceeds from
                            refinancing               $3,491,718
                                                  ===============

The new term loan will be repaid per the following schedule:
                Year One  7.0% of original loan         $315,000
                Year Two  10.0% of original loan         450,000
              Year Three  15.0% of original loan         675,000
               Year Four  20.0% of original loan         900,000
                           Balance at maturity         2,160,000
                                                  ---------------
                                                      $4,500,000
                                                  ===============

Allocation of new term loan between current and long-term debt:
                        Current                         $315,000
                        Long-term                      4,185,000
                                                  ---------------
                                                      $4,500,000
                                                  ===============

(h) To reflect the allocation of purchase consideration for the Rand Medical Billing, Inc. transaction and the elimination of its historical equity accounts.

                         Purchase price includes:

                         Cash, at closing            $7,200,000
                         Stock, in escrow at
                          closing                       600,000
                         Liabilities assumed            325,664
                         Transaction fees               703,286
                                                  --------------
                         Total purchase price        $8,828,950
                                                  ==============

The Rand stock purchase agreement includes contingent future payments (the"earnout") to the seller in the form of a promissory note, Orion common stock and cash, and contingent return or adjustment (the "reduction") of the promissory note, Orion common stock and cash based on post acquisition revenue targets in 2007 and 2008 of $6,349,206 and $9,600,000, respectively. The stock portion of the earnout (3,314,917 shares) is being placed into escrow at the closing of the acquisition, but the shares will be considered issued and outstanding as of the closing. Therefore, the stock portion of the earnout has been reflected int the purchase price allocation. The cash and promissory note portions of the contingent earnout or reduction have not been reflected in the purchase price allocation, and will be placed into escrow at the closing of the acquistion. The contingent earnout or reduction, if realized, will be accounted for at the time as an addition to (earnout) or reduction in (reduction) the cost of the acquisition and goodwill and other identifiable intangible assets will be adjusted accordingly.


  Purchase price allocated as follows:                                                                          As
                                                                       Historical NBV       Adjustments      Adjusted
                                                                   ---------------------- -------------- ----------------

  Cash                                                                           100,000              -          100,000
  Accounts receivable                                                            668,528                         668,528
  Other current assets                                                            34,160                          34,160
                                                                   ---------------------- -------------- ----------------

  Total current assets                                                           802,688              -          802,688

  Property and equipment                                                         121,207                         121,207
  Goodwill and identifiable
  intangible assets                                                                           8,230,719        8,230,719
                                                                   ---------------------- -------------- ----------------

  Total assets                                                                   923,895      8,230,719        9,154,614

  Accounts payable and accruals                                                 (307,823)                       (307,823)
  Capital leases                                                                 (17,841)                        (17,841)
                                                                   ---------------------- -------------- ----------------

  Net assets acquired                                              $             598,231  $   8,230,719  $     8,828,950
                                                                   ====================== ============== ================


NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2006, identifiable intangible assets and goodwill related to Rand are estimated to be as follows:


  Customer relationships                                                                                     $2,790,634
  Non-compete agreement                                                                                         644,975
  Trained workforce (to be classified with goodwill for financial reporting purposes)                         1,017,592
  Goodwill                                                                                                    3,777,518
                                                                                                             -----------
  Total                                                                                                      $8,230,719
                                                                                                             ===========


(i) To reflect the allocation of purchase consideration for the Online Alternatives, Inc. and Online Payroll Services, Inc. transaction and the elimination of these entities' historical equity accounts and goodwill.


 Purchase price includes:

 Cash, at closing                                                                                            $2,401,943
 Promissory note, at closing                                                                                     75,000
 Liabilities assumed                                                                                            123,394
 Transaction fees                                                                                               189,018
                                                                                                             -----------
 Total purchase price                                                                                        $2,789,355
                                                                                                             ===========

The OLA/OLP stock purchase agreement includes contingent future payments (the"OLA/OLP Earnout") to the seller in the form of a promissory note and cash, and contingent return or adjustment (the "OLA/OLP Reduction") of the promissory note based on a post acquisition revenue target for the twelve months after closing of $2,500,259. The OLA/OLP Earnout or OLA/OLP Reduction has not been reflected in the purchase price allocation. The OLA/OLP Earnout or OLA/OLP Reduction, if realized, will be accounted for at the time as an addition to (earnout) or reduction in (reduction) the cost of the acquisition and goodwill and other identifiable intangible assets will be adjusted accordingly.

  Purchase price allocated as follows:                          Historical NBV                                    As
                                                             -------------------
                                                                     OLA               OLP       Adjustments   Adjusted
                                                             ------------------- -------------- ------------ -----------

  Cash                                                                   67,492         46,848     (104,340)     10,000
  Accounts receivable                                                   174,010          7,550                  181,560
  Other current assets                                                    1,343              -                    1,343
                                                             ------------------- -------------- ------------ -----------

  Total current assets                                                  242,845         54,398     (104,340)    192,903

  Property and equipment                                                117,169         14,950                  132,119
                                                                                                   (197,082)
  Goodwill and identifiable intangible assets                                          197,082    2,587,727   2,587,727
                                                             ------------------- -------------- ------------ -----------

  Total assets                                                          360,014        266,430    2,286,305   2,912,749

  Accounts payable and accruals                                        (112,321)       (11,073)                (123,394)
  Capital leases                                                              -              -            -           -
                                                             ------------------- -------------- ------------ -----------

  Net assets acquired                                        $          247,693  $     255,357   $2,286,305  $2,789,355
                                                             =================== ============== ============ ===========

The $104,340 adjustment to cash represents the amount of cash taken out at closing by the seller in accordance with the stock purchase agreement.

As of September 30, 2006, identifiable intangible assets and goodwill related to OLA/OLP are estimated to be as follows:

 Customer relationships - contractual                                                                        $1,325,842
 Non-compete agreement                                                                                          360,736
 Trained workforce (to be classified with goodwill for financial reporting purposes)                            480,957
 Goodwill                                                                                                       420,192
                                                                                                             -----------
 Total                                                                                                       $2,587,727
                                                                                                             ===========

(j) To record the costs associated with the private placement and refinancing of the Company's senior indebtedness.

     Following is an estimate of the costs to the Company associated with the private placement and the refinancing of the Company's senior indebtedness:


  Bank fees associated with refinancing of senior indebtedness                                                 $515,298
  Legal fees                                                                                                    578,993
  Accounting and audit fees                                                                                      96,700
  Investment banking fees                                                                                       456,431
                                                                                                             -----------
       Total estimated fees                                                                                  $1,647,422
                                                                                                             ===========

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

The Company expects to pay these estimated fees concurrent with or shortly after the closing of the private placement and refinancing of the Company's senior indebtedness. These estimated fees will be allocated to the various components of the private placement and refinancing, recorded on the Company's balance sheet as a long-term asset and amortized over the term of the commitments.

(k)  To record the restructuring of the U.S. Bank term loan

     Represents the restructuring of the payment terms and total amount due of the term loan with U.S. Bank Portfolio Services, as Servicer for DVI
     Financial  Services,   Inc.,  in  the  original  principal  amount  of
     $3,750,144. Because the original term loan was interest-free, it has a carrying value of $3,096,134 at September 30, 2006.

                                                                                                   Current  Restructured
                                                                                                 ---------- -------------

  Balance at September 30, 2006:
      Current portion                                                                            $1,015,089     $70,000
      Long-term portion                                                                           2,081,045   2,680,000
                                                                                                 ---------- -------------
                                                                                                 $3,096,134  $2,750,000
                                                                                                 ========== =============

The difference between the carrying value of the restructured note payable and the carrying value at September 30, 2006 will be recorded as a gain on debt restructure on the income statement.


         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS
                  For the nine months ended September 30, 2006

                   (A)         (B)         (C)         (D)       (E)             (F)            (G)             (H)



                  Orion       Rand       On Line      On Line
                 HealthCorp, Medical   Alternatives, Payroll
                    Inc.     Billing,     Inc.       Services,                                           (A) + (B) + (C) + (D)
                     as        Inc.        as         Inc.     Orion           Rand             OLA/OLP    + (E) + (F) + (G)
                 as reported  reported  as reported   reported  Pro Forma        Pro Forma      Pro Forma         Pro Forma
                 30-Sep-06   30-Sep-06   30-Sep-06   30-Sep-06  Adjustments     Adjustments    Adjustments        Combined
                ------------ --------- ------------- ---------- -----------     -----------    -----------    --------------

 Net operating
  revenues      $21,559,921  $5,536,447  $  1,575,054 $310,512                                          $          28,981,934

 Operating
  expenses:
   Salaries and
    benefits      8,317,365   4,423,127       776,163  124,117               (1,458,413)(g)  120,000 (h)           12,302,359
   Physician
    compensation  6,135,949           -             -        -                                                      6,135,949
   Facility rent
    and related
    costs         1,247,678     194,963        59,339   24,399                                                      1,526,379
   Depreciation
    and
    amortization  1,226,791      57,209        28,777    4,994   296,966 (i)    395,743 (e)  277,331 (f)            2,287,811
   Professional
    and
    consulting
    fees          1,100,885      78,616       107,931       47                                                      1,287,479
   Insurance        502,499      43,625         3,925      382                                                        550,431
   Provision for
    doubtful
    accounts        446,041           -             -        -                                                        446,041
   Other          3,646,413     805,566       459,933   66,303                              (233,061)(h)            4,745,154
                ------------ ----------- ------------ --------- -----------   ------------   ----------        -----------------
  Total
   operating
   expenses      22,623,622   5,603,106     1,436,068  220,242   296,966     (1,062,670)     164,270               29,281,604
                ------------ ----------- ------------ --------- -----------  ------------   ----------        -----------------
 Income (loss)
  from
  continuing
  operations
 before other
  income
  (expenses)     (1,063,701)    (66,659)      138,986   90,270  (296,966)     1,062,670     (164,270)                (299,670)
                ------------ ----------- ------------ -------- ----------  ------------   ----------        -----------------

 Other income
  (expenses):
                                                                 164,158 (d)
                                                                (337,500)(c)
                                                                (393,353)(b)
   Interest
    income
    (expense)      (356,313)          -             -       42    85,313 (a)                                         (837,653)
   Gain on debt
    restructure     665,463           -             -        -   346,134 (k)                                        1,011,597
   Other
    expense, net    (18,517)          -             -        -                                                        (18,517)
                ------------ ----------- ------------- -------- ----------  ------------   ----------       -----------------
  Total other
   income
   (expenses),
   net              290,633           -             -       42  (135,248)             -            -                  155,427
                ------------ ----------- ------------- -------- ----------  ------------   ----------       -----------------


 Income (loss)
  from
  continuing
  operations       (773,068)    (66,659)      138,986   90,312  (432,215)     1,062,670     (164,270)                (144,244)

 Discontinued
  operations
  Income from
   operations of
   discontinued
   components       576,390           -             -        -                                                        576,390
                ------------ ----------- ------------- -------- ----------  ------------   ----------       -----------------

 Net income
  (loss) before
  income taxes     (196,678)    (66,659)      138,986   90,312  (432,215)     1,062,670     (164,270)                 432,146

 Income tax
  expense
  (recovery)              -           -             -        -                                                              -
                ------------ ----------- ------------- -------- ----------  ------------   ----------       -----------------
 Net income
  (loss)        $  (196,678) $  (66,659) $    138,986 $ 90,312 $(432,215)   $ 1,062,670    $(164,270)       $         432,146
                ============ =========== ============= =======  =========   ============   ==========       =================


Historical and pro forma primary and fully-diluted per share data:
------------------------------------------------------------------------------------------------------

                                                                                          For the nine months ended
                                                                                              September 30, 2006
                                                                                 ---------------------------------------
                                                                                      Historical           Pro Forma
                                                                                 --------------------- -----------------
                                                                                 Orion HealthCorp, Inc.
                                                                                 ----------------------

Net income                                                                           $       (196,678) $        432,146

Weighted average shares outstanding as of September 30, 2006                               12,600,820        95,358,128 (j)
 (i)  Dilutive stock options, warrants and restrictive stock units                          2,612,347         2,612,347
(ii)  Convertible notes payable                                                               391,832           391,832
(iii) Issuance of warrants related to Phoenix senior unsecured subordinated debt                    -         1,073,432
                                                                                 --------------------- -----------------
Weighted average shares outstanding for diluted net income per share                       15,604,999        99,435,740

Net income per share - primary                                                       $          (0.02) $           0.00
                                                                                 --------------------- -----------------

Net income per share - diluted                                                       $          (0.01) $           0.00
                                                                                 --------------------- -----------------

(i)  Orion   HealthCorp,   Inc.  had  2,612,347  stock  options,   warrants  and
     restrictive stock units outstanding at September 30, 2006

(ii) $50,000 of notes were convertible into 391,832 shares of Class A Common Stock based on a conversion price equal to 75% of the average closing price for the 20 trading days immediately prior to September 30, 2006

(iii) As part of the note purchase agreement between the Company and Phoenix, Phoenix will receive warrants to purchase 1.117% of the Company's outstanding fully-converted Class A Common Stock, as defined in balance sheet note (e)


          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS
                      For the year ended December 31, 2005

                   (A)         (B)         (C)         (D)       (E)             (F)            (G)             (H)



                  Orion       Rand       On Line      On Line
                 HealthCorp, Medical   Alternatives, Payroll
                    Inc.     Billing,     Inc.       Services,                                           (A) + (B) + (C) + (D)
                     as        Inc.        as         Inc.     Orion           Rand             OLA/OLP    + (E) + (F) + (G)
                 as reported  reported  as reported   reported  Pro Forma        Pro Forma      Pro Forma         Pro Forma
                 30-Sep-06   30-Sep-06   30-Sep-06   30-Sep-06  Adjustments     Adjustments    Adjustments        Combined
                ------------ --------- ------------- ---------- -----------     -----------    -----------    --------------



 Net operating
  revenues      $ 29,564,885  $5,563,677  $  2,090,819  $410,589                                             $     37,629,970

 Operating
  expenses:
   Salaries and
    benefits      12,663,369   3,534,213       958,986   164,870               (326,216)(g)  160,000 (h)           17,155,222
   Physician
    compensation   8,314,975           -             -         -                                                    8,314,975
   Facility rent
    and related
    costs          1,707,579     234,316        75,650    30,097                                                    2,047,643
   Depreciation
    and
    amortization   2,818,042      74,414        34,260     6,656   395,955 (i)  527,657 (e)  369,774 (f)            4,226,758
   Professional
    and
    consulting
    fees           1,910,555     175,159       111,308       883                                                    2,197,905
   Insurance         898,495      43,837         3,115     1,227                                                      946,673
   Provision for
    doubtful
    accounts       1,176,405           -             -         -                                                    1,176,405
   Other           5,024,169     869,456       909,853   188,397                            (324,538)(h)            6,667,336
                ------------- ----------- ------------- -------- -----------   ----------   ----------     ------------------
  Total
   operating
   expenses       34,513,589   4,931,394     2,093,172   392,130   395,955      201,441      205,236               42,732,917
                ------------- ----------- ------------- -------- -----------   ----------   ----------     ------------------
 Income (loss)
  from
  continuing
  operations
 before other
  income
  (expenses)      (4,948,704)    632,283        (2,353)   18,459  (395,955)    (201,441)    (205,236)              (5,102,947)
                ------------- ----------- ------------- -------- -----------   ----------   ----------     -------------------
 Other income
  (expenses):
                                                                   208,211 (d)
                                                                  (450,000)(c)
                                                                  (524,471)(b)
   Interest
    income
    (expense)       (342,678)                        -    (3,140)   88,712 (a)                                     (1,023,366)
   Gain on debt
    restructure                                      -         -   346,134 (k)                                        346,134
   Other
    expense, net     (24,066)                        -         -                                                      (24,066)
                ------------- ----------- ------------- -------- -----------   ----------   ----------     ------------------
  Total other
   income
   (expenses),
   net              (366,744)          -             -    (3,140) (331,414)           -            -                 (701,298)
                ------------- ----------- ------------- -------- ----------   ----------   ----------     -------------------

 Minority
  interest
  earnings in
  partnership         (6,124)                        -         -                                                       (6,124)
                ------------- ----------- ------------- -------- ----------   ----------   ----------     -------------------

 Income (loss)
  from
  continuing
  operations      (5,321,572)    632,283        (2,353)   15,319  (727,369)    (201,441)    (205,236)              (5,810,369)

 Discontinued
  operations
  Loss from
   operations of
   discontinued
   components    (15,117,929)                        -         -                                                  (15,117,929)
                ------------- ----------- ------------- -------- ----------   ----------   ----------     -------------------

 Net Income
  (loss) before
  income taxes   (20,439,501)    632,283        (2,353)   15,319  (727,369)    (201,441)    (205,236)             (20,928,298)

 Income Tax
  expense
  (recovery)                                         -         -                                                            -

                ------------- ----------- ------------- -------- ---------   ----------   ----------      -------------------
 Net Income
  (loss)        $(20,439,501) $  632,283  $     (2,353) $ 15,319 $(727,369)   $(201,441)   $(205,236)     $       (20,928,298)
                ============= =========== ============= ======== ==========   ==========   ==========     ===================


Historical and pro forma primary and fully-diluted per share data:
------------------------------------------------------------------

                                                                                         For the year ended
                                                                                          December 31, 2005
                                                                        ------------------------------------------------
                                                                             Historical                Pro Forma
                                                                        ---------------------  -------------------------
                                                                        Orion HealthCorp, Inc.
                                                                        -----------------------

Net loss                                                                 $       (20,439,501)  $            (20,928,298)

Weighted average shares outstanding as of December 31, 2005                       10,440,539                 93,116,038
 Dilutive stock options, warrants and restrictive stock units                             (A)                        (A)
 Convertible notes payable                                                                (B)                        (B)
 Issuance of warrants related to Phoenix senior unsecured subordinated                    (C)                        (C)
  debt
                                                                        ---------------------  -------------------------
Weighted average shares outstanding for diluted net loss per share                10,440,539                 93,116,038

Net loss per share - primary                                             $             (1.96)  $                  (0.22)
                                                                        ---------------------  -------------------------

Net loss per share - diluted                                             $             (1.96)  $                  (0.22)
                                                                        ---------------------  -------------------------

The following potentially dilutive securities are not included in the historical and pro forma calculation of weighted average shares outstanding for diluted net loss per share because their effects would be anti-dilutive due to the net loss on a historical and pro forma basis:

(A)  Orion   HealthCorp,   Inc.  had  2,510,347  stock  options,   warrants  and
     restrictive stock units outstanding at December 31, 2005

(B) $50,000 of notes were convertible into 349,224 shares of Class A Common Stock based on a conversion price equal to 75% of the average closing price for the 20 trading days immediately prior to December 31, 2005

(C) As part of the note purchase agreement between the Company and Phoenix, Phoenix will receive 1,421,629 warrants to purchase the Company's Class A Common Stock based on 1.117% of the Company's outstanding fully-converted Class A Common Stock, as defined in balance sheet note (e)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS


                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
(a) To eliminate historical interest expense on the Brantley IV convertible promissory notes
     converted to Class A Common Stock as part of the private placement:                             $85,313    $88,712
                                                                                                 ============ ==========

                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
(b) To record interest expense on the subordinated note payable issued to Phoenix as part of the private placement:

    Interest expense ($3,350,000 x 14% per annum)                                                  $(351,750) $(469,000)
    Amortization of discount on notes payable (See balance sheet note (f))                           (41,603)   (55,471)
                                                                                                 ------------ ----------
        Total interest expense                                                                     $(393,353) $(524,471)
                                                                                                 ============ ==========

                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
(c)  To record interest expense on the term loan issued as part of the refinancing of the
    Company's senior indebtedness:
     ($4,500,000 X 10.0% per annum)                                                                $(337,500) $(450,000)
                                                                                                 ============ ==========

                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
(d) To adjust interest expense on the refinanced revolving line of credit issued as part of the refinancing of the Company's senior indebtedness:
         Interest expense on re-financed line of credit                                                   $-         $-
         Less: Interest expense on CIT line of credit                                                164,158    208,211
                                                                                                 ------------ ----------
              Net interest adjustment                                                               $164,158   $208,211
                                                                                                 ============ ==========

    The interest expense on the new revolving line of credit is 10.0% based on current prime rate (8.25%) plus a margin factor. The Company anticipates that the new revolving line of credit will be unfunded as of the closing of the private placement. The interest on the CIT line of credit is the prime rate plus 6% due to Orion's default on the line of credit covenants.

(e) To record amortization of Rand identifiable intangible assets as follows:
                                                                                                    Amount     Useful
                                                                                                                 Life
                                                                                                 ------------ ----------

     Customer relationships                                                                       $2,790,634   7 years
     Non-compete agreement                                                                           644,975   5 years
     financial reporting purposes)                                                                 1,017,592        N/A
     Goodwill                                                                                      3,777,518        N/A
                                                                                                 ------------
     Total                                                                                        $8,230,719
                                                                                                 ============

                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
    Amortization expense                                                                            $395,743   $527,657
                                                                                                 ============ ==========

(f)  To record amortization of OLA/OLP identifiable intangible assets as follows:
                                                                                                    Amount     Useful
                                                                                                                 Life
                                                                                                 ------------ ----------

     Customer relationships                                                                       $1,325,842   7 years
     Non-compete agreement                                                                           360,736   2 years
     Trained workforce (to be classified with goodwill for financial reporting purposes)             480,957        N/A
     Goodwill                                                                                        420,192        N/A
                                                                                                 ------------
     Total                                                                                        $2,587,727
                                                                                                 ============

                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
    Amortization expense                                                                            $277,331   $369,774
                                                                                                 ============ ==========

(g) To eliminate historical employee compensation in excess of contractual obligations for
    Rand as indicated in the stock purchase agreements, which include provisions for employment agreements with special annual compensation
                                                                                                 YTD 9/30/06     Y/E
                                                                                                               12/31/05
                                                                                                 ------------ ----------
    Total Rand annual compensation per employment agreement to be signed as part of the
     acquisition of Rand                                                                             $93,750   $125,000
    Less: Total Rand historical compensation subject to adjustment                                 1,552,163    451,216
                                                                                                 ------------ ----------
         Net adjustment to Rand historical employee compensation                                 $(1,458,413) $(326,216)
                                                                                                 ============ ==========

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS

(h) To eliminate historical employee compensation in excess of contractual obligations for
    OLA/OLP as indicated in the stock purchase agreements, which include provisions for employment agreements with special annual compensation
                                                                                                 YTD 9/30/06    Y/E
                                                                                                               12/31/05
                                                                                                 ----------- -----------
    Total OLA/OLP annual compensation per employment agreement to be signed as part of the
     acquisition of OLA/OLP                                                                        $120,000    $160,000
    Less: Total OLA/OLP historical compensation subject to adjustment                               233,061     324,538
                                                                                                 ----------- -----------
         Net adjustment to OLA/OLP historical employee compensation                               $(113,061)  $(164,538)
                                                                                                 =========== ===========

    The historical compensation expense was paid as a management fee, which is included in other expense on the unaudited pro forma condensed combined statements of earnings.
    Therefore the adjustment is made in two components, first, a reduction in other expense for the total historical compensation subject to adjustment in the amount of $233,061 and $324,538 for the nine months ended September 30, 2006 and the twelve months ended December 31, 2005, respectively. Secondly, Salaries and benefits is increased by $120,000 and $160,000 for the nine months ended
     September 30, 2006 and the twelve months ended December 31, 2005, respectively.

(i) To record the amortization of the deferred offering costs associated with the private placement and the refinancing of the Company's senior indebtedness.
                                                                                                   Amount       Term
                                                                                                 ----------- -----------

    Phoenix subordinated debt                                                                      $149,097    5 years
    Refinancing of senior indebtedness                                                            1,432,834    4 years
    Restructure of U.S. Bank debt                                                                    55,491    7 years
                                                                                                 -----------
                                                                                                 $1,637,422
                                                                                                 ===========

                                                                                                 YTD 9/30/06    Y/E
                                                                                                               12/31/05
                                                                                                 ----------- -----------
    Amortization expense                                                                           $296,966    $395,955
                                                                                                 =========== ===========

(j) The weighted average shares outstanding on a pro forma basis were calculated as follows:

                                                                                                 YTD 9/30/06    Y/E
                                                                                                               12/31/05
                                                                                                 ----------- -----------

    Weighted average shares of Class A Common Stock outstanding                                  12,600,820  10,440,539
    Private Placement:
      Conversion of Class B Common Stock to Class A Common Stock                                 48,906,334  48,906,334
      Conversion of Class C Common Stock to Class A Common Stock                                 13,866,134  13,866,134
      Conversion of Brantley IV convertible promissory notes to Class A Common Stock              1,365,546   1,283,737
      Conversion of Class D Common Stock issued pursuant to the private placement to Class A
       Common Stock                                                                              18,619,294  18,619,294
                                                                                                 ----------- -----------
    Pro forma weighted average shares of Class A Common Stock outstanding                        95,358,128  93,116,038
                                                                                                 =========== ===========

                                                                                                 YTD 9/30/06    Y/E
                                                                                                               12/31/05
                                                                                                 ----------- -----------
(k) To record the gain on debt restructure related to the U.S. Bank term loan restructuring        $346,134    $346,134
                                                                                                 =========== ===========
    (See balance sheet note (j))